UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 14, 2005

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XINO CORPORATION

_________________________________________________________________________________

(Exact name of registrant specified in charter)

Delaware	000-10965	93-0962072
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3355 North Academy Blvd., Suite 260, Colorado Springs, CO  80917

(Address of principal executive offices)  (Zip Code)

(719) 633-5301
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   Other Events

The registant, Xino Corporation (formerly Cita Biomedical, Inc.), disclosed in Item 2 of a Current Report on Form 8-K on August 20, 2003 (and reiterated the disclosure in a Current Report on Form 8-K dated May 12, 2004) that all of the collateral pledged by registrant to secure a $300,000 loan, including all the rights in intellectual property and U.S. patents and virtually all other personal property of the registrant was sold at a foreclosure sale.  As a result of the foreclosure, the Company has virtually no remaining operating assets and is no longer conducting the business operations formerly known as Cita Biomedical, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

XINO CORPORATION

Dated:  March 14, 2005

By:  /s/ Michael Hinton

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Michael Hinton

Chief Executive Officer

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